Exhibit 10.1


                               FIFTH AMENDMENT TO
                 FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED
                                 PARTNERSHIP OF
                       LEPERCQ CORPORATE INCOME FUND L.P.


               This FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF LEPERCQ CORPORATE INCOME FUND L.P. (this "Amendment") is made and entered into effective as of December 8, 2004 by and among the entities and individuals signatory hereto.

               A. Lepercq Corporate Income Fund L.P., a Delaware limited partnership (the "Partnership"), is governed by that certain Fifth Amended and Restated Agreement of Limited Partnership, dated as of December 31, 1996, as amended by Amendment No. 1 thereto dated as of December 31, 2000, by First Amendment thereto effective as of June 19, 2003, by Second Amendment thereto effective as of June 30, 2003, by Third Amendment thereto effective as of December 31, 2003, and by Fourth Amendment thereto effective as of October 28, 2004 (the "Agreement"). Unless otherwise defined, all capitalized terms used herein shall have such meaning ascribed such terms in the Agreement.

               B. Lexington Corporate Properties Trust, a Maryland real estate investment trust ("LXP") is the sole unitholder of each of (i) Lex GP-1 Trust, a Delaware statutory trust ("Lex GP") and (ii) Lex LP-1 Trust, a Delaware statutory trust ("Lex LP"). Lex GP is the general partner of the Partnership, Lepercq Corporate Income Fund L.P., a Delaware limited partnership, and Net 3 Acquisition L.P., a Delaware limited partnership (collectively, the "Operating Partnerships"). Lex LP is the Initial Limited Partner of each of the Operating Partnerships.

               C. Pursuant to that certain Underwriting Agreement, dated as of December 2, 2004, by and among Bear, Stearns & Co. Inc. (the "Underwriter "), on the one hand, and LXP and the Operating Partnerships, on the other, and as of the date hereof, LXP has completed the offer and sale (the "Offering") to the Underwriter of 2,700,000 preferred shares of beneficial interest, classified as 6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share, of LXP ("Preferred Shares"), pursuant to a prospectus supplement dated December 3, 2004 and the accompanying base prospectus dated October 22, 2003.

               D. The Preferred Shares carry a (i) cumulative preferred dividend, (ii) liquidation preference and (iii) conversion right.

               E. Pursuant to Section 4.2 of the Agreement, the Partnership may issue additional partnership interests to LXP and its affiliates in connection with the issuance of shares by LXP provided LXP makes a capital contribution to the Partnership of the proceeds raised in connection with such issuance.

               F. LXP has agreed to contribute a portion of the proceeds of the Offering to the Partnership in exchange for Series C Preferred Operating Partnership Units ("Preferred OP Units") in the Partnership to be issued to an affiliate of LXP, Lex LP.

               G. As required by Section 4.2 of the Agreement, the Preferred OP Units have designations, preferences and other rights such that the economic interests are substantially similar to the designations, preferences and other rights of the Preferred Shares, as further described and set forth in the Certificate of Designation for the Preferred OP Units attached hereto as Annex I (the "Certificate of Designation").

               H. As of the date hereof, and pursuant to the terms of the Agreement, the parties hereto desire to amend the Agreement to reflect the issuance of 1,891,016 Preferred OP Units to Lex LP as well as all other changes in the ownership of Partnership Units since the date of the Agreement by amending and restating Exhibit A to the Agreement and (ii) the admission of Lex LP as a Limited Partner holding Preferred OP Units (a "Preferred Limited Partner").

               NOW, THEREFORE, the undersigned, being desirous of effectuating the foregoing and amending the Agreement accordingly, hereby enter into this Amendment and amend the Agreement as follows:

               1. Certificate of Designation; Preferred Limited Partner. The Agreement is hereby amended to the extent necessary to reflect that the rights, preferences and privileges of the Preferred OP Units and the Preferred Limited Partner, shall be as set forth in the Certificate of Designation which is hereby attached as Annex I to the Agreement and made a part hereof. To the extent there is a conflict between the terms of the Certificate of Designation and the terms of the Agreement, the terms of the Certificate of Designation shall control.

               2. Exhibit A. Exhibit A to the Agreement is deleted in its entirety and replaced with Exhibit A hereto.

               3. Miscellaneous. Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment on behalf of the Partnership in accordance with the provisions of
Section 14.1 of the Agreement as of the date first written above.


                                GENERAL PARTNER:

                                LEX GP-1 TRUST


                                By:     /s/ T. Wilson Eglin
                                        ----------------------------
                                        T. Wilson Eglin
                                        President

                                    EXHIBIT A

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                                                             Percentage
        Name and Address of Partner             Capital        Partnership   Interest of      Redemption
                                              Contribution        Units         Class        Exercise Date
---------------------------------------------------------------------------------------------------------------

General Partner
---------------

Lex GP-1 Trust                                    $100             217,387     0.84731%           N/A

Limited Partner
---------------

Lex LP-1 Trust                                    $100          21,487,537.5  83.75165%           N/A

Series B Preferred Limited Partner
----------------------------------

Lex LP-1 Trust                                $52,645,950        2,105,838     100% (of           N/A
                                                                              Series B)
Series C Preferred Limited Partner
----------------------------------

Lex LP-1 Trust                               $92,068,841.50      1,891,016     100% (of           N/A
                                                                              Series C)
Special Limited Partners                                                       0.42159%
------------------------

Douglas S. Altabef                                ___                6,556                        N/A

The LCP Group, L.P.                               ___               28,057                        N/A

Ellen C. Monk                                     ___                4,065.5                      N/A

Terrell R. Peterson Trust dtd. 4/5/90             ___                2,608                        N/A

E. Robert Roskind Family, L.P.                    ___               41,813                        N/A

Richard J. Rouse                                  ___               16,063                        N/A

Edward C. Whiting                                 ___                9,001                        N/A

Dubuque Limited Partner                                                                        15-Jan-99
-----------------------

Wellington Real Estate Investments L.P.                             12,893     0.05025%         6-Dec-02



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------
Property Limited Partners
-------------------------
1)  Barngiant Livingston(1)                                                                    0.06020%             March 1, 2004

John Heubel                                             0.25                        1,951

Leone Heubel                                            0.25                        1,951

Antony Monk Ins. Trust f/b/o Joanna Monk                0.00033                       135

Antony Monk Ins. Trust f/b/o Jonathan Monk              0.00033                       136

Antony Monk Ins. Trust f/b/o Samantha Monk              0.00033                       135

Ellen C. Monk                                           0.001                         406

F/B/O Jeffrey W. Pomerantz  (Harry Pomerantz Trust)     0.5                         3,902

F/B/O Michele P. Kolz (Harry Pomerantz Trust)           0.5                         3,902

D. Swarzman                                             0.125                         976

J. Swarzman                                             0.125                         975

L. Swarzman                                             0.125                         975


2)  Barnhale Modesto                                                                           0.11003%             February 1, 2006

Roger Brooks                                                                        1,655

Jeffrey Caspe                                           115.5                       4,967

Richard Caspe                                           77                          3,311

Richard Jacobson                                                                    3,311

Dwight L. Long Trust                                                                1,655

           ------------------------
           1 For purposes of Section 5.1, Property Limited Partners that contributed interests in Barngiant Livingston (except for Kirschner Brothers Oil Co.) shall be entitled to cash distributions of $2,200 annually in 1996 through 2003, and $350 in 2004.



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Albert J. Mintzer, Trustee

Albert J. Mintzer Revocable Trust dtd 3/24/92           38.5                        1,656

Estate of Thomas S. Nurnberger                                                      1,655

Jack Pester                                             77                          3,311

Sheldon I. Rips                                         19.25                       1,655

Renee G. Rubinow Soskin Trust                                                       1,655

William A. Stauffer                                     19.25                       1,656

E. Robert Roskind                                       20.2                          872
 (economic interest only)

Barnes Properties, Inc.                                 20.2                          871
 (economic interest only)

3)  Barnes Rockshire                                                                           0.11453%             March 1, 2005

Daniel R. Baty                                          1                           3,672

Charles W. Coker, Jr.                                   1                           3,672

Richard M. Durwood                                      1.5                         5,508

William Fromm                                           1                           3,672

The Residuary Trust U/W Isadore L. Krischner            0.5                         1,836

Antony Monk Ins. Trust f/b/o Joanna Monk                0.00050                         2

Antony Monk Ins. Trust f/b/o Jonathan Monk              0.00025                         1

Antony Monk Ins. Trust f/b/o Samantha Monk              0.00025                         1

Ellen C. Monk                                           0.001                           4

Albert Silverman                                        1                           3,672

Randi C. Halpern TTEE                                   0.5                         1,836

Karin Alyce Silverman TTEE                              0.5                         1,836

R. James Thornton                                       1                           3,672



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

4)  Barnvyn Bakersfield                                                                        0.06977%             January 1, 2003

John P. Jennings                                                                    6,257

Robert Miller                                           1.47                        5,485

(William D.) Kimpton Revocable Trust                    0.26                          978

Jack Brownstein                                                                     5,181

5)  Barnhech Montgomery(2)                                                                     0.03651%             May 1, 2006

Crestar Bank, Co-Ttee   u/a dtd 1/31/86
James A. Linen IV Irrevocable Trust                     1                           1,703

Charles R. Perko                                        1                           1,703

Rogers Living Trust, dtd 10/7/97                        0.5                           852

William A. Rogers III & Shirley Rogers

Herbert G. Roskind, Jr.                                 0.5                           852

Gary Smith                                              1                           1,703

Bruce A. Wallis                                         0.25                          426

Lynda W. Johnson                                        0.25                          426

Jacqueline Gay Gaines                                                               1,703

6)  Barnward Brownsville                                                                       0.09570%             November 2, 2004

Aaron David Bear                                        1                           5,424

Robert Bole                                             1                           5,424

Barry Pidgeon                                           1                           5,424

Gerald Riddle                                           1                           5,424

E. Robert Roskind                                       0.26                        1,428
  (economic interest only)


           ------------------------
           2 For purposes of Section 5.1, Property Limited Partners that contributed interests in Barnhech Montgomery shall be entitled to cash distributions of $490 annually in 1996 through 2005, and $163 in 2006.



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Barnes Properties, Inc.                                 0.26                        1,428
  (economic interest only)

Red Butte Limited Partners                                                                     4.74797%             May 22, 1998
--------------------------

Partners of Barnshore Associates

        -E. Robert Roskind Family L.P.                                              4,245

        -Ellen C. Monk                                                              2,122

        -Richard J. Rouse                                                           2,123

        -Edward C. Whiting                                                          2,123

        -Steven Boughner                                                            2,123

        -Peter Kinnunen                                                             1,061

        -Terrell R. Peterson Trust                                                  1,061
            dtd. 4/5/90

Abbott, Mary I. Family Trust                                                       16,921

Babush, R.K.                                                                        1,811

Baer, Verdilla                                                                     33,842

Barry, Joanne                                                                       8,461

Becker, Warren J.                                                                  16,921

Sharon Bracken, Trustee, Sharon Bracken Marital Trust                              33,842

Calkins, Windsor & Judy                                                            16,921

Cherrington, James S.                                                              16,921

Dallas, Robert H. (Sr.)                                                            16,921

Danzig, Murray (Alan J. Rubens, escrow agent)                                      33,842

Diversi, Henry L. (Jr.)                                                            10,861

Dodds, W. Douglas                                                                  16,921



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Dye Investment Properties #1                                                        33,842

Ebrahimian (Moosa) Family, L.P.                                                     33,842

Falconer Family L.P.                                                                33,842

Flake, Rodney J. Trust                                                              16,921

The Bud and Mary Lou Flocchini Partnership                                          16,921

The Armando J. and Lena Flocchini Family Partnership                                16,921

Gilbert, Peter G.                                                                    5,431

Golia, Dominick T.                                                                  37,236

Harrington, Thomas J.                                                               20,315

Healey, Thomas J.                                                                    3,734

Irvin, Tinesley H.                                                                  10,862

Jacobs, Randolph                                                                    33,842

Jenkins, Edward Max Trust                                                           16,921

Jones, Billy Ray                                                                     5,431

Jones, J. Curtis                                                                     2,716

Kadish, Rosalyn S.                                                                   2,716

Kenyon Trust                                                                        38,594

Kornman, Jacob S.                                                                    1,810

Kotkins, Henry L. (Jr.)                                                             33,842

Kotkins, Henry L. (Sr.) TTEE                                                        33,842

Kremers, Joseph A.                                                                  33,842

Krone, Marilyn R. Living Trust                                                       8,147

Legum, Steven F.                                                                     5,431

Manlowe, Donald & Virginia                                                          33,842

Maronick, E. Phil                                                                   33,842



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Martin, Eff W.                                                                       3,734

Mathews, Glenna C.                                                                  16,921

Mazo, (Gerald)/Trust                                                                 5,431

McGonacle, Linda & Jim                                                              16,921

Murphy Family Trust                                                                  8,461

Murphy, Margaret Trustee                                                             8,460

Neiman, H.F.                                                                         1,810

Obernauer, Marne (Jr.)                                                              20,315

Obie, Gordon T.                                                                     16,921

Post, Allen W. (Jr.)                                                                10,862

Price, Gerald E.                                                                    16,921

Rhoad, Estate of Guy C.                                                             37,236

Romney, Gloria Lynn & Clark TTEE                                                    20,315

Schaefer, Robert A.                                                                  5,431

Schubach, Robert M.                                                                 33,842

Schwartz, Richard J.                                                                33,842

Sherry, Henry I.                                                                     5,431

Stephenson, Leroy                                                                   33,842

Strimatter, Paul L.                                                                  8,460

Thompson Revocable Living Trust                                                     33,842

Weaver, (The) Judith Family LLC                                                     16,921

Weaver, Terry M.                                                                    16,921

Whitmore, George M. (Jr.)                                                            5,431

John C. Williams Trustee, Red Butte Creek Trust                                      2,716

Young, Raymond                                                                       5,431



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

The LCP Group, L.P.                                                                 68,704

Richard J. Rouse                                                                     9,302

Expansion Limited Partners
--------------------------

1)  Toy Properties Associates II                                                               0.25293%             January 15, 1999

Brooks, Bonnie Jo                                                                      854

Burnett, Pamela A.                                                                     569

Carolyn A. Butler                                                                      854

Lee C. Butler                                                                          854

Robert C. Dickson                                                                    1,707

Patricia E. Dupree                                                                   1,707

Robert L. Dupree                                                                     1,707

Dr. John M. Gallus                                                                   1,707

W.C. Gilbert                                                                         3,414

Robert Hecht                                                                         1,707

Johnson Living Trust                                                                 1,707

Jennifer Kastelic                                                                      569

James R. Keller                                                                      1,707

Oliver W. Lund                                                                       1,707

David L. Mitchell                                                                    1,707

Lawrence E. Mulkerin                                                                 1,707

Wayne H. Nay                                                                           853

James E. Rottsolk                                                                    1,707

Dr. Allen Ruth                                                                       1,707

Earl L. Sherron, Jr.                                                                 1,707

Joseph F. Sutter                                                                     1,707



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

WAT Enterprises Limited Partnership ("Thielman")                                     1,707

Mary Lou Tillay                                                                      1,707

L. Suzan Watson                                                                        569

Zavrski, Lynne                                                                       1,707

O.K.O.W. Investors (Special LP)                                                      3,628
(Special LP)

The LCP Group, L.P.                                                                 18,065

Richard J. Rouse                                                                     4,696

E. Robert Roskind Family, L.P.                                                         327

Ellen C. Monk                                                                          163

Edward C. Whiting                                                                      196

Terrell R. Peterson Trust dtd. 4/5/90                                                  131

Peter Kinnunen                                                                         131

2)  Toy Properties Associates V                                                                0.11771%             January 15, 1999

Leonard V. Ackermann, DDS                                                              778

George L. and Donna L. Adams                                                           778

9401 Allied L.P.                                                                       778

John R. Bedingfield, Jr., MD                                                           778

Stephen P. Boger, DDS                                                                  778

James L. Bridge, Jr.                                                                   778

John Richard Burg, MD                                                                  778

Eva P. Csathy                                                                          778

Archie R. and Nancy H. Dykes                                                           778

George W. Flynn                                                                        778

Gordon G. Fowler                                                                       778



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Burton J. Iverson                                                                      778

Douglas A. Jensen                                                                      778

James P. Larkin                                                                        778

W. Jack Lovern                                                                         778

Miles A. Nelson                                                                        778

Terry O. Noble                                                                         778

Michael D. O'Leary, DDS                                                                778

Ruth P. Ruben                                                                          778

Thomas T. Schattenberg                                                                 778

Robert and Kathleen Schlangen                                                          778

Thomas E. and Connie J. Taff                                                           778

Luis W. and Pacita Tam                                                                 778

The LCP Group, L.P.                                                                  9,601

Richard J. Rouse                                                                     1,958

E. Robert Roskind Family, L.P.                                                         238

Ellen C. Monk                                                                          119

Edward C. Whiting                                                                      146

Terrell R. Peterson Trust dtd. 4/5/90                                                   97

Peter Kinnunen                                                                          97

Francois Letaconnoux                                                                    51

3)  Fort Street Partners                                                                       0.73443%             January 15, 2006

Marilyn Anixter Allen                                                                2,262

Robert M. Arnold                                                                     6,855

Fred R. Backer                                                                       6,855

Thomas E. Burton                                                                     6,855



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Carole Anixter Cohen                                                                 2,331

Donald De Pinto, MD                                                                  6,855

Averell Fisk                                                                         2,285

Robert Fisk                                                                          9,140

James Flood                                                                         27,420

The Goddard Revocable Trust                                                          2,262

James W. Gosselin                                                                    1,713

Mary Lee Beuregard                                                                   1,714

Carol A. Claypool                                                                    1,714

Edward W. Gosselin                                                                   1,714

Bruce A. Gregga                                                                      6,855

David Haley                                                                          6,855

Guenther P. Koenkow                                                                  6,855

Leonard and Caroline S. Lorberbaum                                                  13,710

Averell H. Mortimer                                                                  6,855

David Mortimer                                                                       6,855

Gary W. Rollins                                                                     13,710

R. Randall Rollins                                                                  13,710

W. Dieter Tede                                                                       6,855

C. Joseph Tyree                                                                      6,855

Stephen P. Glennon                                                                   1,662

E. Robert Roskind                                                                      208

Richard J. Rouse                                                                       208

Richard J. Rouse                                                                     3,815                          January 15, 1999

The LCP Group, L.P.                                                                 13,444                          January 15, 1999

                    Pacific Place Limited Partners Supplement
                    -----------------------------------------

               As a result of the merger of the Partnership with Pacific Place Partners Ltd. ("Pacific Place") on March 10, 1997, the General Partner has authorized the issuance of Partnership Units to all former partners of Pacific Place (the "Pacific Place Limited Partners") in the amounts specified on Exhibit A-1 attached hereto and made a part hereof. For purposes of applying the terms and conditions of the Partnership Agreement, the Pacific Place Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, each Pacific Place Limited Partners shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Pacific Place Limited Partners. Taxable income shall be specially allocated to the Pacific Place Limited Partners in an amount equal to, but not in excess of, the cash distributed to the Pacific Place Limited Partners; provided, however, that the Pacific Place Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Pacific Place Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Pacific Place Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Pacific Place Limited Partners' negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on April 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Pacific Place Limited Partner shall have the right (the "Pacific Place Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Pacific Place Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Pacific Place Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i)1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Pacific Place Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Pacific Place Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Pacific Place Limited Partner who is exercising the redemption right (the "Pacific Place Redeeming Partner"). The Pacific Place Redeeming

Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Pacific Place Limited Partner may exercise the redemption rights of such Pacific Place Limited Partner, and such Pacific Place Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Pacific Place Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Pacific Place Limited Partner.

               The Partnership Units held by the Pacific Place Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to dispose of its interest in those certain properties located at 6 Doughton Rd., New Kingston, Pa., 34 E. Main St., New Kingston, Pa., and 245 Salem Church Rd., Mechanicsburg, Pa., (the "Replacement Property") prior to March 1, 2002 without the prior consent of the holders of fifty one percent (51%) of the Partnership Units held by Pacific Place Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to dispose of the Replacement Property, the Partnership agrees to use its best efforts to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to April 15, 1999, then the General Partner shall provide prompt written notification to the Pacific Place Limited Partners of such disposition and each such Pacific Place Limited Partner may exercise its Pacific Place Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Pacific Place Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Pacific Place Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Pacific Place Redeeming Partner as a sale of the Pacific Place Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Pacific Place Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Pacific Place Limited Partner Redemption Right.



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Pacific Place Limited Partners                                                                 1.49370%             April 15, 1999
------------------------------

Dr. Stuart D. Aaron                                                                  1,543

Dr. Kenneth H. Adler                                                                   772

Dr. Norman I. Agin                                                                   1,543

James J. Akers, Trustee                                                                771
  u/a dated 12/28/90

Phyllis M. Akers, Trust                                                                772

Douglas J. Backman                                                                   1,543

C. Peter Beler                                                                       1,543

William C. Butcher                                                                     386

Shoppers Village Associates                                                          1,543

c/o Steven H. Caller

Steven H. Caller                                                                     1,188

Chappy Partners                                                                     72,000

Louis G. Chiodini                                                                      772

Harry S. Cohen                                                                       1,543

Robert S. Cohen                                                                      1,543

Dr. Robert L. Diaz                                                                   3,085

Marvin J. Dolinka                                                                      772

William D. Evans                                                                     1,543

Elizabeth A. Fendell                                                                   772

Dr. Gerald Finerman                                                                  1,543

Ronald T. Fredette                                                                   2,314

David Freishtat and                                                                  1,157
 Paul Sandler

Dr. & Mrs. Mithlesh Govil                                                            1,543



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Marilyn R. Heller Trust                                                              1,543

Joe M. Henson                                                                        1,543

Gloria Hillman                                                                         771

Dr. Phillip L. Horowitz                                                              1,543

Investment Capital Associates                                                        1,619

ICA Pacific Place, Inc.                                                              3,373

John C. Isaacs, III Ranch, Ltd.                                                      1,543

Sam S. Isaacs Ranch, Ltd.                                                            1,542

Marsha Caller Jaffee                                                                 1,188

Dr. Bernard J. Judis                                                                   771

David A. Katz                                                                          772

Jay Latterman and                                                                      385
   Jack Goldsmith

Earl M. Latterman                                                                      772

Bernard B. Latterman                                                                   772

King Laughlin                                                                        1,687

Stephen P. Lawrence                                                                 89,300

Martin C. Leibowitz Revocable Trust                                                 88,906

Barry Z. Liber                                                                       3,085

Ronald U. Lurie                                                                        772

John McCallum                                                                        1,620

Richard G. McCauley                                                                  1,543

Richard Mrad                                                                         5,399

Dr. Vijayachandra S. Nair                                                            1,543

Godfrey P. Padberg Marital Trust                                                     1,543

Pell Holdings                                                                       39,100



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------
Irving L. Peterson                                                                   1,543

John Allen Pierce                                                                    1,687

Dr. Sonja S. Pinsky                                                                  1,543

Lawrence Raskin                                                                      1,296

Ernest E. & Mary B. Renaud                                                           1,543

Irving Rosenstein                                                                    1,188

Arthur R. Salomon                                                                    2,314

Paul Sandler & David Freishtat                                                         386

Dr. Sylvan Sarasohn                                                                  1,543

Dr. Michael J. Schou                                                                 1,543

Antonia Shusta                                                                         386

Dr. William R. Sloan                                                                 1,543

Irving Spivak                                                                          772

Jeffrey P. Stern                                                                     1,543

Dr. William Sternfeld                                                                1,543

Dr. Norman A. Stokes                                                                   771

Marilyn A. Teague Revocable Trust                                                    1,543

James M. Tushman                                                                     1,543

Thomas E. Tushman                                                                      771

Dr. & Mrs. Irving Waldman                                                              771

Mr. & Mrs. Neil Wolfson                                                              1,543

Andrew S. Wolfson                                                                    1,543

                       Phoenix Limited Partners Supplement
                       -----------------------------------

               As a result of the contribution of the interests in the Phoenix Hotel Associates Limited Partnership ("Phoenix") on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former partners of Phoenix (the "Phoenix Limited Partners") electing to contribute all or a portion of their interests to the Partnership. Each Phoenix Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Phoenix Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, each Phoenix Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Phoenix Limited Partners. Pursuant to the General Partners' authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Phoenix Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Phoenix Limited Partners; provided, however, that the Phoenix Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Phoenix Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Phoenix Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Phoenix Limited Partners' negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Phoenix Limited Partner shall have the right (the "Phoenix Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Phoenix Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Phoenix Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Phoenix Limited Partner Redemption Right shall be exercised pursuant to a

Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Phoenix Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Phoenix Limited Partner who is exercising the redemption right (the "Phoenix Redeeming Partner"). The Phoenix Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Phoenix Limited Partner may exercise the redemption rights of such Phoenix Limited Partner, and such Phoenix Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Phoenix Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Phoenix Limited Partner.

               The Partnership Units held by the Phoenix Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to permit Phoenix to dispose of its interest in those certain properties acquired by Phoenix in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Phoenix and Security Trust Company (the property so acquired, the "Replacement Property") prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Phoenix Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Phoenix to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Phoenix to structure such a disposition as an exchange that meets the requirements of Code
Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Phoenix Limited Partners of such disposition and each such Phoenix Limited Partner may exercise its Phoenix Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Phoenix of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Phoenix Limited Partners and shall cause LCIF to distribute cash to the Phoenix Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Phoenix Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Phoenix Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Phoenix Redeeming Partner as a sale of the Phoenix Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Phoenix Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Phoenix Limited Partner Redemption Right.





                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Phoenix Limited Partners                                (Class A Units                         3.40508%             January 15, 1999
------------------------                                 Contributed)

James Berdell                                                 0.25                   12,272

Kemp Biddulph Revocable Trust dtd. 5/6/83                     0.5                    24,546

Melissa Thaler Brody                                                                  1,000

Blair E. Clarkson                                                                       250

Thomas B. Clarkson                                                                      250

John H. Clarkson                                                                        250

Robert W. Clarkson as custodian for                                                     250
John Robert Wittman

deWilde Family Trust                                          0.25                   12,273
dtd. 6/21/90

Richard T. Flaute                                             0.5                    20,000

Frederick Frank                                               0.5                    24,546

Fremar Company                                               0.1425                   6,996

Paul Myron Haas Trust                                         0.5                    24,546

Jerome L. Heard, M.D.                                         0.5                    24,546

Benjamin Jagendorf, M.D.                                       1                     49,093

Edward J. Ledder, Trustee                                      1                     49,093

Edward J. Ledder Rev. Trust u/a/d 4/6/90

Karl L. Matthies                                              0.25                   12,272



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Ellen C. Monk                                                                         6,136

E. Robert Roskind Family, L.P.                                0.25                   12,272

Ann B. Schroeder TTEE

Robert E. & Ann B. Schroder Marital                            1                     49,093
Trust U/A dtd. 1/7/82

Benjamin N. Simon                                             0.5                    24,546

Terri Simon TTEE                                              0.5                    24,546

Soren Family Limited Partnership                              0.5                     24546

Lewis J. Thaler                                               0.5                    18,146

                                                        (Class B Units
                                                          Contributed)

E. Robert Roskind Family, L.P.                                7.5                   344,663

Terrell R. Peterson Trust                                     1.6                    73,528
dtd. 4/5/90

Third Lero Corp.                                        1% G.P. interest             33,957

                      Savannah Limited Partners Supplement
                      ------------------------------------

               As a result of the contribution of the interests in the Savannah Waterfront Hotel LLC ("Savannah") on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former members of Savannah (the "Savannah Limited Partners") electing to contribute all or a portion of their interests to the Partnership. Each Savannah Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Savannah Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, each Savannah Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Savannah Limited Partners. Pursuant to the General Partners' authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Savannah Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Savannah Limited Partners; provided, however, that the Savannah Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Savannah Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Savannah Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Savannah Limited Partners' negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Savannah Limited Partner shall have the right (the "Savannah Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Savannah Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Savannah Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Savannah Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Savannah Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Savannah Limited Partner who is exercising the redemption right (the "Savannah Redeeming Partner"). The Savannah Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Savannah Limited Partner may exercise the redemption rights of such Savannah Limited Partner, and such Savannah Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Savannah Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Savannah Limited Partner.

               The Partnership Units held by the Savannah Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to permit Savannah to dispose of its interest in those certain properties acquired by Savannah in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Savannah and Security Trust Company (the property so acquired, the "Replacement Property") prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Savannah Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Savannah to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Savannah to structure such a disposition as an exchange that meets the requirements of Code
Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Savannah Limited Partners of such disposition and each such Savannah Limited Partner may exercise its Savannah Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Savannah of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Savannah Limited Partners and shall cause LCIF to distribute cash to the Savannah Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Savannah Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Savannah Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Savannah Redeeming Partner as a sale of the Savannah Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Savannah Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Savannah Limited Partner Redemption Right.




                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Savannah Limited Partners                                (Units                                0.96850%             January 15, 1999
-------------------------                              Contributed)

H. Mitchell Dunn, Jr.                                   1,100                       157,447

Elizabeth Dunn Shiftan                                   125                         17,891

Eleanor M. Dunn                                          125                         17,891

Terrell R. Peterson Trust dtd. 4/5/90                    125                         17,891

David Walsh                                              275                         37,361

                      Anchorage Limited Partner Supplement
                      ------------------------------------

               As a result of the Partnership having entered into a Contribution Agreement with RBH Ventures, a Washington general partnership on May 8, 1998, pursuant to which the Partnership acquired 51.31% of the net equity value of certain real property located in the city of Anchorage, Alaska, on which is located a commercial building (the "Anchorage Property") from RBH, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to RBH (the "Anchorage Limited Partner"). The Anchorage Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Anchorage Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, the Anchorage Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on July 30, 1998.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Anchorage Limited Partner. Pursuant to the General Partner's authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Anchorage Limited Partner in an amount equal to, but not in excess of, all cash distributions to the Anchorage Limited Partner; provided, however, that the Anchorage Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of
Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Anchorage Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Anchorage Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the Anchorage Limited Partner's negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on July 15, 1999, and on each July 15, October 15, January 15 and April 15 thereafter (each a "Notice Date"), the Anchorage Limited Partner shall have the right (the "Anchorage Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Anchorage Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the Anchorage Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such

Partner. The Anchorage Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Anchorage Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Anchorage Limited Partner who is exercising the redemption right (the "Anchorage Redeeming Partner"). The Anchorage Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Anchorage Limited Partner may exercise the redemption rights of the Anchorage Limited Partner, and the Anchorage Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Anchorage Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Anchorage Limited Partner.

               The Partnership Units held by the Anchorage Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Anchorage Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Anchorage Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Anchorage Redeeming Partner as a sale of the Anchorage Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Anchorage Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Anchorage Limited Partner Redemption Right.




                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Anchorage Limited Partner                                                                                           July 15, 1999
-------------------------
Ronald D. Crockett                                                                  97,816     0.38126%

                      Columbia Limited Partners Supplement
                      ------------------------------------

               As a result of the Partnership having entered into (i) a Contribution Agreement with Columbia Property Associates, a Maryland limited partnership ("CPA") on December 31, 1998, pursuant to which the Partnership acquired an estate-for-years interest in a parcel of real property located in Columbia, Maryland (the "Columbia Property") from CPA, (ii) a Contribution Agreement with The E. Robert Roskind Irrevocable Trust on December 3, 1998 pursuant to which the Partnership acquired a remainder interest in the Columbia Property, (iii) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, (iv) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, and (v) a Contribution Agreement with The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen and Terrell R. Peterson Trust on December 3, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to all former partners of CPA, The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen, Terrell R. Peterson Trust and The E. Robert Roskind Irrevocable Trust (the "Columbia Limited Partners"). The Columbia Limited Partners shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Columbia Limited Partners shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, each Columbia Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution in respect to the first quarter of 1999.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Columbia Limited Partners. Pursuant to the General Partner's authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Columbia Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Columbia Limited Partners; provided, however, that the Columbia Limited Partners shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of
Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Columbia Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners, the Anchorage Limited Partner, the Trademark Lancaster Limited Partner and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Columbia Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Columbia Limited Partners' negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on December 1, 1999, and on each December 1, March 1, June 1 and September 1 thereafter (each a "Notice Date"), each Columbia Limited Partner shall have the right (the "Columbia Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Columbia Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Columbia Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Columbia Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Columbia Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Columbia Limited Partner who is exercising the redemption right (the "Columbia Redeeming Partner"). The Columbia Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Columbia Limited Partner may exercise the redemption rights of the Columbia Limited Partner, and the Columbia Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Columbia Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Columbia Limited Partner.

               The Partnership Units held by the Columbia Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               The Partnership hereby covenants not to dispose of its interest in the Columbia Property prior to January 1, 2004 except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Columbia Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Columbia Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Columbia Redeeming Partner as a sale of the Columbia Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Columbia Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Columbia Limited Partner Redemption Right.



                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           (Units                              0.73118%             December 1, 1999
Columbia Limited Partners                               Contributed)
-------------------------

The LCP Group, L.P.                                                                 86,014

James F. Dannhauser                                                                    392.5

E. Robert Roskind Irrevocable Trust                                                 19,231

Peter J. Kinnunen                                                                    7,158.5

Terrell R. Peterson Trust                                                            1,349

Frank Bond                                                 0.5                       3,866

Rudolph V. Cassani Family Trust                             1                        7,731

Elizabeth Dancy                                            0.5                       3,866

David M. Dorsen                                            0.5                       3,866

David D. Eash                                               1                        7,731

Nora B. Garman                                             0.5                       3,866

Richard E. Gilbreath                                        1                        7,731

Lawrence M. Goldberg                                        1                        7,731

Kenneth E. Kolb Family Trust                               0.5                       3,866

Clyde Locker                                               0.5                       3,866

Kazuko Price                                               0.5                       3,866

Blaine Smith                                                1                        7,731

James R. Snyder                                            0.5                       3,866

John J. Stirk                                              0.5                       3,866

                         LPM Limited Partners Supplement
                         -------------------------------

               As a result of the contribution of 9,900 Class B non-voting shares of common stock (the "Stock") in Leased Properties Management, Inc., a Delaware corporation ("LPM") on June 23, 2000, the General Partner pursuant to
Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to the former holders of the Stock (the "LPM Limited Partner"). The LPM Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the LPM Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

               For purposes of Section 5.1 of the Partnership Agreement, the LPM Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of LXP in respect of the second quarter of 2000.

               For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the LPM Limited Partner. Pursuant to the General Partner's authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the LPM Limited Partner in an amount equal to, but not in excess of, all cash distributions to the LPM Limited Partner; provided, however, that the LPM Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the LPM Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Pacific Place Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners, the Anchorage Limited Partner, the Trademark Limited Partners, the Columbia Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to use its best efforts during the five-year period ending June 22, 2005 to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the LPM Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the LPM Limited Partner's negative capital accounts.

               For purposes of Section 8.4 of the Partnership Agreement, on June 23, 2002, and on each June 23, September 23, December 23 and March 23 thereafter (each a "Notice Date"), the LPM Limited Partner shall have the right (the "LPM Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the LPM Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the LPM Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership

Units, or (ii) all of the Partnership Units held by such Partner. The LPM Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the LPM Limited Partner) delivered to the General Partner and LXP on a Notice Date by the LPM Limited Partner who is exercising the redemption right (the "LPM Redeeming Partner"). The LPM Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the LPM Limited Partner may exercise the redemption rights of the LPM Limited Partner, and the LPM Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the LPM Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such LPM Limited Partner.

               The Partnership Units held by the LPM Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the LPM Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the LPM Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the LPM Redeeming Partner as a sale of the LPM Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The LPM Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the LPM Limited Partner Redemption Right.




                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution           Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

LPM Limited Partner                                                                                                 June 23, 2002
-------------------
The LCP Group, L.P.                                                                 83,400     0.32507%

                      12/31/03 Limited Partners Supplement
                      ------------------------------------

               As a result of the Partnership having entered into a Contribution Agreement with The LCP Group, L.P., the beneficiaries of the Estate of Antony E. Monk listed below, Peter J. Kinnunen, Francois Letaconnoux, Terrell R. Peterson,
E. Robert Roskind, Richard J. Rouse and Edward C. Whiting (each a "12/31/2003 Limited Partner"), the General Partner has authorized the issuance of Partnership Units to each 12/31/2003 Limited Partner in the amount specified below. For purposes of applying the terms and conditions of the Agreement, each 12/31/2003 Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners, subject to the terms and conditions of this supplement.

               Notwithstanding Section 5.1.A of the Agreement, each 12/31/2003 Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP in February, 2004.

               Partnership taxable income shall be specially allocated to each 12/31/2003 Limited Partner in an amount equal to, but not in excess of, the cash distributed to each such 12/31/2003 Limited Partner; provided, however, that each such partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement.

               For purposes of Section 8.4 of the Partnership Agreement, beginning on January 15, 2006, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each 12/31/2003 Limited Partner shall have the right (the "12/31/2003 Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by such 12/31/2003 Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that each 12/31/2003 Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such partner. The 12/31/2003 Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4) delivered to the General Partner and LXP on a Notice Date by the 12/31/2003 Limited Partner who is exercising the redemption right (the "12/31/2003 Redeeming Partner"). The 12/31/2003 Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any 12/31/2003 Limited Partner may exercise the redemption rights of such 12/31/2003 Limited Partner, and such 12/31/2003 Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such 12/31/2003 Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such 12/31/2003 Limited Partner.

               The Partnership Units held by a 12/31/2003 Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the 12/31/2003 Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date.

               Each of the 12/31/2003 Limited Partners, LXP, the Partnership and the General Partner shall treat the transaction between LXP and each 12/31/2003 Limited Partner as a sale of the 12/31/2003 Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each 12/31/2003 Limited Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of its Redemption Right.


                                                                                        Redemption
                                                            Partnership   Percentage     Exercise
     Name and Address of Partner                               Units       Interest        Date
-----------------------------------------------------------------------------------------------------
                                                                                        January 15,
12/31/2003 Limited Partners                                   231,763       0.90334        2006
---------------------------
-----------------------------------------------------------------------------------------------------

The LCP Group, L.P.                                            91,137

Antony Monk Insurance Trust U/A/D
5/13/92, F/B/O Monk Children, Ellen
Monk, Trustee                                                  44,762

Trust F/B/O Samantha Monk, U/A
2/28/89, Denis Monk, Trustee                                   2,704

Trust f/b/o Joanna Monk U/A 2/28/89,
Denis Monk, Trustee                                            2,704

Trust f/b/o Jonathon Monk U/A
2/28/89, Denis Monk, Trustee                                   2,704

Ellen C. Monk                                                  14,932

Peter J. Kinnunen                                              11,126

Francois Letaconnoux                                           4,356

Terrell R. Peterson Trust dtd. 4/5/90                          11,126

E. Robert Roskind                                              17,010

Richard J. Rouse                                               12,515

Edward C. Whiting                                              16,687

                     Montgomery Limited Partners Supplement

               As a result of the contribution of the interests in Barnhech Montgomery Associates Limited Partnership ("Montgomery") on October 28, 2004, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former limited partners of Montgomery (the "Montgomery Limited Partners") electing to contribute all of their interests to the Partnership. Each Montgomery Limited Partner shall receive the number of Partnership Units specified below. For purposes of applying the terms and conditions of the Agreement, each Montgomery Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

               Notwithstanding Section 5.1.A of the Agreement, each Montgomery Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of REIT Shares, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP in November, 2004.

               Partnership taxable income shall be specially allocated to each Montgomery Limited Partner in an amount equal to, but not in excess of, the cash distributed to each such Montgomery Limited Partner; provided, however, that each such Montgomery Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement.

               For purposes of Section 8.4 of the Partnership Agreement, beginning on May 1, 2006, and on each August 1st, November 1st, February 1st, and May 1st thereafter (each a "Notice Date"), each Montgomery Limited Partner shall have the right (the "Montgomery Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by such Montgomery Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that each Montgomery Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such partner. The Montgomery Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4) delivered to the General Partner and LXP on a Notice Date by the Montgomery Limited Partner who is exercising its Montgomery Limited Partner Redemption Right (the "Montgomery Redeeming Partner"). The Montgomery Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any REIT Shares issued in connection with a redemption in such a manner as is required so that the REIT Shares issued in connection with such redemption are freely transferable. The Assignee of any Montgomery Limited Partner may exercise the redemption rights of such Montgomery Limited Partner, and such Montgomery Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Montgomery Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Montgomery Limited Partner.

               The Partnership Units held by a Montgomery Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

               LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Montgomery Limited Partner are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date.

               Each of the Montgomery Limited Partners, LXP, the Partnership and the General Partner shall treat the transaction between LXP and each Montgomery Limited Partner as a sale of the Montgomery Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Montgomery Limited Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT Shares upon exercise of its Redemption Right.




                                          PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

      Name and Address of Partner                          Capital           Partnership      Percentage             Redemption
                                                        Contribution(3)        Units          Interest              Exercise Date
------------------------------------------------------------------------------------------------------------------------------------

Montgomery Limited Partners                                                                    0.3813%              May 1, 2006
---------------------------

Peter J. Kinnunen                                       0.15647520                  1,974

Francois Letaconnoux                                    0.06128612                    773

Ellen C. Monk                                           0.21808731                  2,751

Antony Monk Insurance Trust U/A/D                       0.65393594                  8,251
5/13/92, F/B/O Monk Children, Ellen
Monk, Trustee

Terrell R. Peterson Trust dtd. 4/5/90                   0.15647520                  1,974

E. Robert Roskind                                       0.23927666                  3,019

Richard J. Rouse                                        0.17603460                  2,221


           ------------------------
           3 Units of Limited Partnership of Montgomery Contributed



Edward C. Whiting                                       0.23471280                   2,961

Trust F/B/O Joanna Monk U/A 2/28/89,                    0.04074875                     514
Dennis Monk, Trustee

Trust F/B/O Jonathan Monk U/A 2/28/89,                  0.04074875                     514
Dennis Monk, Trustee

Trust F/B/O Samantha Monk                               0.04074875                     514
U/A 2/28/89, Dennis Monk, Trustee

The LCP Group, L.P.                                     1.74136992                  21,972

Donald R. Tomlin, Jr.                                   0.50000000                   6,309

Ileana Basil                                            2.49355200                  31,463

Mary Blair Fawcett                                      1.00000000                  12,618

                                     ANNEX I


                           CERTIFICATE OF DESIGNATION

                                       OF

                               SERIES C PREFERRED

                           OPERATING PARTNERSHIP UNITS

                        OR LIMITED PARTNERSHIP INTERESTS

                                       OF

                       LEPERCQ CORPORATE INCOME FUND L.P.

                   -------------------------------------------

                            Series C Preferred Units
                            ------------------------


        A series of 2,171,166 operating units of Preferred Limited Partnership Interests of LERPERCQ CORPORATE INCOME FUND L.P., a Delaware limited partnership (the "Partnership"), shall be created and be designated "Series C Preferred Units" having the rights and preferences set forth herein.

        WHEREAS, Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust ("LXP"), is the sole beneficial owner of Lex GP-1 Trust, a Delaware statutory trust and the sole general partner of the Partnership (the "General Partner");

        WHEREAS, pursuant to that certain Underwriting Agreement, dated as of December 2, 2004, by and among Bear, Stearns & Co. Inc. (the "Underwriter "), on the one hand, and LXP, the Partnership, Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other, and as of the date hereof, LXP has (i) completed the offer and sale (the "Offering") to the Underwriter of 2,700,000 preferred shares of beneficial interest, classified as 6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share, of LXP ("Preferred Shares"), and (ii) granted the Underwriter a 30-day option to purchase an additional 400,000 Preferred Shares, both pursuant to a prospectus supplement dated December 3, 2004 and the accompanying base prospectus dated October 22, 2003;

        WHEREAS, the Preferred Shares carry a cumulative preferred dividend, liquidation preference and conversion right further described in the Articles Supplementary of LXP, dated as of December 8, 2004 (the "Articles Supplementary");

        WHEREAS, pursuant to Section 4.2 of the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 31, 1996, as amended (the "Partnership Agreement"), LXP has contributed a portion of the net proceeds of the Offering to the Partnership in exchange for Series C Preferred Units; and

        WHEREAS, as required by the Partnership Agreement, the Series C Preferred Units have designations, preferences and other rights such that the economic interests are substantially similar to the designations, preferences and other rights of the Preferred Shares;

        FIRST: Pursuant to the authority expressly vested in the General Partner of the Partnership by Section 4.2 of the Partnership Agreement, and in
accordance with Section 17-302 of the Delaware Revised Uniform Limited Partnership Act, the General Partner has adopted resolutions designating the Series C Preferred Units and setting forth the terms of the Series C Preferred Units, including preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of redemption and the price.

        SECOND: The terms of the Series C Preferred Units as set by the General Partner, including preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of redemption, are as follows:

        Section 1.     Number of Units and Designation.

        The Series C Preferred Units shall be a series of preferred Partnership Units designated as "Series C Preferred Units", and the number of units constituting such series shall be 2,171,166.

        Section 2.     Definitions.

        "Articles Supplementary" shall have the meaning set forth in the Recitals hereto.

        "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

        "Cash Settlement Average Period" shall have the meaning set forth in the Articles Supplementary.

        "Closing Sale Price" shall have the meaning set forth in the Articles Supplementary.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Common Partnership Unit" shall mean a Partnership Unit that receives no preferential treatment.

        "Common Stock" shall mean the common shares of beneficial interest, par value $0.0001 per share, of LXP.

        "Company Conversion Option" shall have the meaning set forth in the Articles Supplementary.

        "Company Conversion Option Date" shall have the meaning set forth in the Articles Supplementary.

        "Conversion Amount" shall equal (x) the fraction with (i) a numerator consisting of the number of Series C Preferred Units outstanding prior to the applicable conversion or repurchase, and (ii) a denominator consisting of the number of Preferred Shares outstanding prior to such conversion or repurchase, multiplied by (y) the number of Preferred Shares to be converted or repurchased.

        "Conversion Date" shall have the meaning set forth in the Articles Supplementary.

        "Conversion Notice" shall have the meaning set forth in the Articles Supplementary.

        "Conversion Price" shall mean, as of any day, a per Partnership Unit amount equal to the quotient of the liquidation preference amount of a share of Series C Preferred Units on that day divided by the Conversion Rate (as adjusted pursuant to the Articles Supplementary) on such day.

        "Conversion Rate" shall have the meaning set forth in the Articles Supplementary.

        "Conversion Right" shall have the meaning set forth in the Articles Supplementary.

        "Conversion Value" shall mean an amount equal to the product of the applicable Conversion Rate (as adjusted pursuant to the Articles Supplementary) multiplied by the arithmetic average of the Closing Sale Prices of the Common Stock during the Cash Settlement Average Period.

        "Converted Series C Preferred Units" shall have the meaning set forth in
Section 5(a)(1).

        "Distribution   Payment   Date"  shall  mean,   with   respect  to  each
Distribution Period, the fifteenth day of February, May, August and November of each year, commencing on February 15, 2005.

        "Distribution Period" shall mean the respective periods commencing on and including January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period, which shall commence on the Original Issue Date and end on and include December 31, 2004).

        "Distribution Record Date" shall mean the date designated by the Board of Trustees of the LXP as the Dividend Record Date (as defined in the Articles Supplementary) with respect to the Preferred Shares.

        "Event" shall have the meaning set forth in Section 9(b) hereof.

        "General Partner" shall have the meaning set forth in the Recitals hereto.

        "LXP" shall have the meaning set forth in the Recitals hereto.

        "Offering" shall have the meaning set forth in the Recitals hereto.

        "Original Issue Date" shall mean December 8, 2004.

        "Partnership" shall have the meaning set forth in the preamble hereto.

        "Partnership Agreement" shall have the meaning set forth in the Recitals hereto.

        "Partnership Unit" shall have the meaning set forth in Article FIRST of the Partnership Agreement.

        "Preferred Shares" shall have the meaning set forth in Recitals hereof.

        "Public Acquirer Common Stock" shall have the meaning set forth in the Articles Supplementary.

        "Repurchase Date" shall have the meaning set forth in Section 6(a) hereof.

        "Repurchase Price" shall have the meaning set forth in Section 6(a) hereof.

        "Repurchase Right" shall have the meaning set forth in Section 6(a) hereof.

        "Repurchased Series C Preferred Units" shall have the meaning set forth in Section 6(a) hereof.

        "Series C Preferred Units" shall have the meaning set forth in preamble hereof.

        "Series B Preferred Units" shall mean the Series B Preferred Units of the Partnership.

        "Trading Day" shall have the meaning set forth in the Articles Supplementary.

        "Underwriter"  shall have the meaning set forth in the Recitals  hereto.

        Section 3.     Distributions.

                (a) Subject to the preferential rights of the holders of any class or series of Partnership Units ranking senior to the Series C Preferred Units as to distributions, the holders of the Series C Preferred Units shall be entitled to receive, when, as and if declared by the General Partner, out of funds legally available for the payment of distributions, cumulative cash distributions at the rate of 6.50% per annum of the $50.00 liquidation preference per Series C Preferred Unit (equivalent to the annual rate of $3.25 per Series C Preferred Unit). Such distributions shall accrue and be cumulative from and including the Original Issue Date and shall be payable quarterly in arrears on each Distribution Payment Date, commencing February 15, 2005 in respect of the quarterly distribution periods ending on December 31, March 31, June 30, and September 30, respectively; provided, however, that if any Distribution Payment Date is not a Business Day, then the distribution which would otherwise have been payable on such Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Distribution Payment Date, and no interest or additional distributions or other sums shall accrue on the amount so payable from such Distribution Payment Date to such next succeeding Business Day. The distribution payable on the Series C Preferred Units on February 15, 2005 shall be a pro rata distribution from the Original Issue Date to December 31, 2004 in the amount of $0.2167 per Series C Preferred Unit. The amount of any distribution payable on the Series C Preferred Units for each full Distribution Period shall be computed by dividing the annual distribution by four (4). The amount of any distribution payable on the Series C Preferred Units for any partial Distribution Period other than the initial Distribution Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable to holders of record as they appear in the Partnership's records at the close of business on the applicable Distribution Record Date.

                (b) No distributions on the Series C Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, or payment or setting apart for payment shall be restricted or prohibited by law.

                (c) Notwithstanding anything contained herein to the contrary, distributions on the Series C Preferred Units shall accrue whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions, and whether or not such distributions are declared.

                (d) Except as provided in Section 3(e) below, unless full cumulative distributions on the Series C Preferred Units for all past distribution periods and the then current distribution period shall have been or contemporaneously are declared and paid in cash or declared and a sum sufficient for the payment thereof in cash is set apart for such payment, (i) no distributions, other than distributions in Partnership Units ranking junior to the Series C Preferred Units as to distributions and upon liquidation, shall be declared or paid or set apart for payment and no other distributions or distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any other class or series of Partnership Units ranking, as to distributions, on a parity with or junior to the Series C Preferred Units (other than pro rata distributions on Series B Preferred Units or other preferred Partnership Units ranking on parity as to distributions with the Series C Preferred Units) for any period, nor (ii) shall any other class or series of Partnership Units ranking, as to distributions or upon liquidation, on a parity with or junior to the Series C Preferred Units, including without limitation the Series B Preferred Units, be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Partnership Units) by the Partnership (except by conversion into or exchange for other classes or series of Partnership Units ranking junior to the Series C Preferred Units as to distributions and upon liquidation).

                (e) When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series C Preferred Units and the Partnership Units ranking, as to distributions, on a parity with the Series C Preferred Units, including, without limitation the Series B Preferred Units, all distributions declared upon the Series C Preferred Units and each such other class or series of Partnership Units ranking, as to distributions, on a parity with the Series C Preferred Units including, without limitation the Series B Preferred Units, shall be declared pro rata so that the amount of distributions declared per Series C Preferred Unit and such other class or series of Partnership Units shall in all cases bear to each other the same ratio that accrued distributions per Series C Preferred Unit and such other class or series of Partnership Units (which shall not include any accrual in respect of unpaid distributions on such other class or series of Partnership Units for prior distribution periods if such other class or series of Partnership Units does not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series C Preferred Units which may be in arrears.

                (f) Holders of Series C Preferred Units shall not be entitled to any distribution, whether payable in cash, property or Partnership Units, in excess of full cumulative distributions on the Series C Preferred Units as provided herein. Any distribution payment made on the Series C Preferred Units shall first be credited against the earliest accrued but unpaid distributions due with respect to such units which remains payable. Accrued but unpaid distributions on the Series C Preferred Units will accumulate as of the Distribution Payment Date on which they first become payable.

        Section 4.     Liquidation Preference.

        Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Partnership, before any distribution or payment shall be made to holders of any other class or series of Partnership Units of the Partnership ranking, as to liquidation rights, junior to the Series C Preferred Units, the holders of Series C Preferred Units shall be entitled to be paid out of the assets of the Partnership legally available for distribution to its partners a liquidation preference of $50.00 per unit, plus an amount equal to any accrued and unpaid distributions to the date of payment (whether or not declared). In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, the available assets of the Partnership are insufficient to pay the amount of the liquidating distributions on all outstanding Series C Preferred Units and the corresponding amounts payable on all other classes or series of Partnership Units of the Partnership ranking, as to liquidation rights, on a parity with the Series C Preferred Units, including, without limitation, the Series B Preferred Units, in the distribution of assets, then the holders of the Series C Preferred Units and each such other class or series of Partnership Units ranking, as to liquidation rights, on a parity with the Series C Preferred Units, including, without limitation, shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Written notice of any such liquidation, dissolution or winding up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than thirty (30) nor more than sixty (60) days prior to the payment date stated therein, to each record holder of Series C Preferred Units at the respective addresses of such holders as the same shall appear on Schedule I hereto. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series C Preferred Units will have no right or claim to any of the remaining assets of the Partnership. The consolidation or merger of the Partnership with or into any other partnership, corporation or entity, or the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Partnership, shall not be deemed to constitute a liquidation, dissolution or winding-up of the affairs of the Partnership.

        Section 5.     Conversion.

                (a) General.

                    (1) Subject to the provisions of Section 5(b) below, on the date any Preferred Shares are converted, an amount of Series C Preferred Units equal to the Conversion

Amount (the "Converted Series C Preferred Units") shall automatically convert into a number of Common Partnership Units equal to the number of shares of Common Stock issued by LXP (or shares of Public Acquirer Common Stock, if applicable) with respect to the Preferred Shares related to the Converted Series C Preferred Units.

                    (2) In connection with the conversion of any Series C Preferred Units, no fractional Common Partnership Units will be issued, but the Partnership shall pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the Closing Sale Price on the Trading Day immediately prior to the corresponding Conversion Date or the Company Conversion Option Date, as applicable. If more than one Series C Preferred Unit will be surrendered for conversion by the same holder at the same time, the number of full Common Partnership Units will be computed on the basis of the total number of Series C Preferred Units so surrendered.

                    (3) A holder of Series C Preferred Units is not entitled to any rights of a holder of Common Partnership Units until the Series C Preferred Units held are converted into Common Partnership Units, and only to the extent the Series C Preferred Units are deemed to have been converted to Common Partnership Units in accordance with this Section 5.

                    (4) Each conversion of Series C Preferred Units shall be deemed to have been made on the corresponding Conversion Date or Company Conversion Option Date, as applicable, so that the rights of the holder thereof as to the Series C Preferred Units being converted as a result, will cease except for the right to receive the Conversion Value per each converted Series C Preferred Unit, and, if applicable, the person entitled to receive Common Partnership Units will be treated for all purposes as having become the record holder of those Common Partnership Units at that time.

                (b) Settlement Upon Conversion. The Partnership shall deliver the Conversion Value per each converted Series C Preferred Unit, in (i) Common Partnership Units, cash or a combination of cash and Common Partnership Units, in accordance with LXP's election with respect to the Preferred Shares being converted.

                (c) Payment of Distributions.

                    (1) Conversion Right.

                    (i) If a Series C Preferred Unit is converted as a result of a Conversion Right, upon conversion, that Series C Preferred Unit shall cease to cumulate distributions as of the end of the day immediately preceding the Conversion Date and the holder will not receive any cash payment representing accrued and unpaid distributions of the Series C Preferred Unit, except in those limited circumstances discussed in this Section 5(c). Except as provided herein, the Partnership shall make no payment for accrued and unpaid distributions, whether or not in arrears, on a Series C Preferred Unit converted pursuant to a Conversion Right, or for distributions on Common Partnership Units issued upon such conversion.

                    (ii) If the related Conversion Notice is received by LXP before the close of business on a Distribution Record Date, the holder shall not be entitled to receive any portion of the distribution payable on such converted Series C Preferred Units on the corresponding Distribution Payment Date.

                    (iii) If the related Conversion Notice is received by LXP after the Distribution Record Date but prior to the corresponding Distribution Payment Date, the holder on the Distribution Record Date shall receive on that Distribution Payment Date accrued distributions on those Series C Preferred Units, notwithstanding the conversion of those Series C Preferred Units prior to that Distribution Payment Date, because the holder shall have been the holder of record on the corresponding Distribution Record Date. However, upon conversion, the holder shall pay an amount equal to the distribution that has accrued and that will be paid on the related Distribution Payment Date.

                    (iv) A holder of Series C Preferred Units on a Distribution Record Date whose Series C Preferred Units are converted into Common Partnership Units on or after the corresponding Distribution Payment Date shall be entitled to receive the distribution payable on such Series C Preferred Units on such Distribution Payment Date, and such holder need not include payment of the amount of such distribution upon conversion.

                    (v) If the related Conversion Notice is received by LXP on or before the close of business on a Distribution Record Date or following such Distribution Record Date but before the Distribution Payment Date therefore, and the settlement date for any Common Partnership Units to be issued upon such conversion is after the close of business on the record date for the payment of distributions for the corresponding period on such Common Partnership Units, such holder shall be entitled to receive such Common Partnership Unit distributions upon the next payment date of distributions on the Common Partnership Units as if it were the holder of such Common Partnership Units on such record date.

                (2) Company Conversion Option.

                    (i) In the event a conversion occurs as a result of a Company Conversion Option, whether the Company Conversion Option Date is prior to, on or after the Distribution Record Date for the current period, all unpaid distributions which are in arrears as of the Company Conversion Option Date shall be payable to the holder of the converted Series C Preferred Units.

                    (ii) In the event the Company Conversion Option occurs and the Company Conversion Option Date is a date that is prior to the close of business on any Distribution Record Date, the holder shall not be entitled to receive any portion of the distribution payable for such period on such converted Series C Preferred Units on the corresponding Distribution Payment Date.

                    (iii) In the event the Company Conversion Option occurs and the Company Conversion Option Date is a date that is on, or after the close of business on, any Distribution Record Date and prior to the close of business on the corresponding Distribution Payment Date, all distributions, including accrued and unpaid distributions, whether or not in arrears, with respect to the Series C Preferred Units called for conversion on such date, shall be payable on such Distribution Payment Date to the record holder of such Series C Preferred Units on such record date.

                (d) Maturity; Sinking Fund. The Series C Preferred Units shall have no stated maturity and shall not be subject to any sinking fund or mandatory redemption.

                (e) Effect of Conversion. All Series C Preferred Units converted pursuant to this Section 5, repurchased pursuant to Section 6, or otherwise converted or repurchased shall be authorized but unissued Series C Preferred Units until reclassified into another class or series of Common Partnership Units.


        Section 6.     Purchase of Series C Preferred Units Upon a Fundamental
                       Change.
                       -------------------------------------------------------

                (a) In the event a holder of Preferred Shares requires LXP to repurchase (the "Repurchase Right") for cash all or any part of such holder's Preferred Shares, the Partnership shall repurchase, on the date LXP repurchases such Preferred Shares (the "Repurchase Date"), an amount of Series C Preferred Units equal to the Conversion Amount (the "Repurchased Series C Preferred Units") at a per Series C Preferred Unit repurchase price equal to the per Preferred Share repurchase price paid by LXP with respect to the Preferred Shares related to the Repurchased Series C Preferred Units (the "Repurchase Price").

                (b) If the Partnership holds cash sufficient to pay the Repurchase Price of the Series C Preferred Units on the Trading Day following the Repurchase Date, then:

                    (1) the Series C Preferred Units will cease to be outstanding and distributions (including additional distributions, if any) will cease to accrue; and

                    (2) all other rights of the holder will terminate (other than the right to receive the Repurchase Price upon transfer of the Series C Preferred Units).

        Section 7.     Voting Rights.

                (a) Holders of the Series C Preferred Units shall not have any voting rights, except as provided by applicable law.

                (b) In any matter in which the Series C Preferred Units may vote (as expressly provided herein or as may be required by law), each Series C Preferred Unit shall be entitled to one vote per $25.00 of liquidation preference.

        Section 8.     Redemption.

        Except as otherwise set forth herein, the Series C Preferred Units shall not be redeemable by the Partnership.

        Section 9.     Ranking.

                (a) In respect of rights to the payment of distributions and the distribution of assets in the event of any liquidation, dissolution or winding up of the affairs of the Partnership, the Series C Preferred Units shall rank
(i) senior to any class or series of Partnership Units of the Partnership other than any class or series referred to in clauses (ii) and (iii) of this sentence,
(ii) on a parity with any class or series of Partnership Units of the Partnership the terms of which specifically provide that such class or series of Partnership Units ranks on a parity with the Series C Preferred Units as to the payment of distributions and the distribution of assets in the event of any liquidation, dissolution or winding up of the Partnership, including, without limitation the Series B Preferred Units, and (iii) junior to any class or series of Partnership Units of the Partnership ranking senior to the Series C Preferred Units as to the payment of distributions and the distribution of assets in the event of any liquidation, dissolution or winding up of the Partnership. For avoidance of doubt, any debt of the Partnership which is convertible into or exchangeable for Partnership Units of the Partnership shall not constitute a class or series of Partnership Units of the Partnership.

                (b) Unless (x) no Series C Preferred Units remain outstanding or
(y) the requisite holders of the Preferred Shares have approved similar actions with respect to the Preferred Shares in accordance with the Articles Supplementary (in which event the Partnership may take similar action with respect to the Series C Preferred Units), the Partnership shall not: (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Units ranking senior to the Series C Preferred Units with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding-up of the affairs of the Partnership or reclassify any authorized shares of Partnership Units into such Partnership Units, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such Partnership Units; or (ii) amend, alter or repeal the provisions of the Partnership Agreement or this Certificate of Designation, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise (an "Event"), so as to materially and adversely affect any right, preference, or privilege of the Series C Preferred Units or the holders thereof; provided however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series C Preferred Units remains outstanding with the terms thereof materially unchanged, taking into account that, upon the occurrence of an Event, the Partnership may not be the surviving entity, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges of holders of Series C Preferred Units. The provisions of this
Section 9(b) shall not, however, prohibit the Partnership from taking the following actions: (A) any increase, decrease or issuance from time to time of any class or series of Partnership Units (including the Series C Preferred Units), or (B) the creation or issuance from time to time of any additional classes or series of Partnership Units, in each case referred to in clause (A) or (B) above ranking on a parity with or junior to the Series C Preferred Units with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Partnership.

                (c) Notwithstanding anything to the contrary in this Section 9, nothing herein shall prevent the Partnership from taking such action as may be necessary or advisable in its sole discretion so as to avoid being treated as an association taxable as a corporation for federal tax purposes or so as to avoid adversely affecting (for as long as LXP deems necessary) LXP's ability to qualify as a REIT for federal tax purposes.

        Section 10.    Exclusion of Other Rights.

        The Series C Preferred Units shall not have any preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of redemption other than expressly set forth in the Partnership Agreement and this Certificate of Designation.

        Section 11.    Headings of Subdivisions.

        The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

        Section 12.    Severability of Provisions.


        If any preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of conversion of the Series C Preferred Units set forth in the Partnership Agreement and this Certificate of Designation are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of conversion of Series C Preferred Units set forth in the Partnership Agreement which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to distributions or other qualifications or terms or conditions of conversion of the Series C Preferred Units herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

        Section 13.    No Preemptive Rights.

        No holder of Series C Preferred Units shall be entitled to any preemptive rights to subscribe for or acquire any Partnership Units of the Partnership (whether now or hereafter authorized) or instruments of the Partnership convertible into or carrying a right to subscribe to or acquire Partnership Units of the Partnership.



        LEPERCQ CORPORATE INCOME FUND L.P.

                                By: Lex GP-1 Trust, its General Partner



                                     By:  /s/ T. Wilson Eglin
                                          -----------------------------
                                          T. Wilson Eglin
                                          President